SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K



                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                               March 3, 1997



                        DELTA PETROLEUM CORPORATION
          (Exact name of registrant as specified in its charter)



  Colorado                    0-16203                 84-1060803
 (State of                   Commission            (I.R.S. Employer
 Incorporation)               File No.           Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                                80202
   (Address of principal executive offices)            (Zip Code)

Registrant's telephone number,including area code: (303) 293-9133

ITEM 5.   OTHER EVENTS


          A. On February 19, 1997, the Company entered into a letter agreement dated February 10, 1997 with Slawson Exploration Company, Inc. ("Slawson"), a copy of which (without exhibits thereto) is attached hereto as Exhibit 99.1 ("Agreement") .
Under the Agreement the Company acquired a 15% interest in certain leasehold interests acquired or to be acquired by Slawson constituting the "Bali Prospect" in Yolo County, California. The Company will participate in collecting and processing 3D seismic data and in the drilling of wells upon these leases under the terms of the Agreement. The Bali Prospect area of interest constitutes approximately 40 square miles.

          B. Also on February 19, 1997, the Company entered into a Letter Agreement ("Agreement") dated February 12, 1997 with Slawson Exploration Company, Inc. ("Slawson"), a copy of which, without exhibits thereto, is attached hereto as Exhibit
99.2. Under the agreement the Company acquired a 15% interest in certain leasehold interests acquired or to be acquired constituting the "Fiji Prospect" in Yolo County,
California. The Company will participate in collecting and processing 3D seismic data and in the drilling of wells upon these leases under the terms of the Agreement. The Fiji Prospect area of interest constitutes approximately 25 square miles.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


   99.1   Letter agreement (without exhibits) with Slawson
          Exploration Company, Inc. dated February 10, 1997 for an interest in the Bali Prospect.

   99.2   Letter agreement (without exhibits) with Slawson
          Exploration Company, Inc. dated February 12, 1997 for an interest in the Fiji Prospect.

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)


Date:  March 3, 1997               By:   s/Aleron H. Larson, Jr.

                                        Aleron H. Larson, Jr.
                                        Chairman/C.E.O.

                              INDEX TO EXHIBITS


(1)  Underwriting Agreement.  Not applicable.

(2)  Plan of Acquisition, Reorganization, Arrangement,
Liquidation or Succession.  Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4) Instruments Defining the Rights of Security Holders, including Indentures. Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders.
     Not applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22) Published Report Regarding Matters Submitted to Vote of
Security Holders.  Not Applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits.

    99.1   Letter agreement (without exhibits) with Slawson
Exploration Company, Inc. dated February 10, 1997 for an interest in the Bali Prospect.

    99.2   Letter agreement (without exhibits) with Slawson
Exploration Company, Inc. dated February 12, 1997 for an interest in the Fiji Prospect.